UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2026
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Third Amendment to the Term Loan Agreement

As previously disclosed by the Company in its filings with the SEC, pursuant to the terms of the Senior Secured Term Loan Agreement, dated as of September 18, 2023 (as amended, restated, amended and restated, restructured, supplemented, waived and/or otherwise modified from time to time, the “Term Loan Agreement”), by and among the Company, as borrower, the lenders from time to time party thereto (the “Lenders”) and ATW Special Situations Management LLC, as collateral agent (in such capacity, the “Collateral Agent”), the Lenders agreed to make Loans to the Company which Loans are convertible, in whole or in part, into shares of Common Stock of the Company at an initial Conversion Price of $6.00 subject to adjustment from time to time as provided in the Term Loan Agreement. Pursuant to Section 25(c) of the Term Loan Agreement, the Term Loan Agreement, including the Conversion Price, may be amended with the written consent of the Company and the Required Lenders, and any amendment reducing the Conversion Price shall only be effective with respect to the Loan made by any Lender with the written consent of such Lender. On October 25, 2025, the Company entered into an Amendment Agreement to the Term Loan Agreement with each Lender, pursuant to which the conversion price was reduced to $1.76 for the period ending on November 7, 2025. On May 11, 2026, the Company entered into a Second Amendment to the Term Loan Agreement with each Lender, pursuant to which the conversion price was reduced to $2.20 for the period ending on May 21, 2026. On June 1, 2026, the Company entered into a Third Amendment to the Term Loan Agreement with each Lender, pursuant to which the conversion price was reduced to $1.80 for the period ending on June 15, 2026.

On August 12, 2026, the Company entered into a Fourth Amendment to the Term Loan Agreement (the “Fourth Amendment”) with each Lender, pursuant to which the conversion price was reduced to $1.80 for the period ending on August 13, 2026.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.1 hereto and is incorporated into this report by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Fourth Amendment,dated August 12, 2026, by and among Nauticus Robotics, Inc. and the lenders signatories thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2026	Nauticus Robotics, Inc.

	By:	/s/ Michael A. Ferrier
		Name:	Michael A. Ferrier
		Title:	General Counsel